UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2021

Toast, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40819	45-4168768
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Park Drive, Suite 801 Boston, Massachusetts	02215
(Address of principal executive offices)	(Zip code)

(617) 297-1005

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Trading Symbol	Name of each exchange on which each class is to be registered
Class A Common Stock, par value $0.000001 per share	TOST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Registration Statement on Form S-1 (File No. 333-259104) (the “Registration Statement”) of Toast, Inc. (the “Company”), on September 24, 2021 and in connection with the consummation of the initial public offering of the Company’s Class A common stock (the “IPO”), the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Board of Directors of the Company (the “Board”) and the Company’s stockholders previously approved the Restated Certificate to be filed in connection with the closing of the IPO. The Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation in its entirety to, among other things: (i) authorize 7,000,000,000 shares of Class A common stock; (ii) authorize 700,000,000 shares of Class B common stock; (iii) authorize 100,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; and (iv) eliminate all references to the previously-existing series of preferred stock.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement, on September 21, 2021, the second amended and restated bylaws of the Company (the “Second Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders to become effective upon effectiveness of the Registration Statement, became effective. The Second Amended and Restated Bylaws amend and restate the Company’s existing bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Second Amended and Restated Bylaws is qualified by reference to the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

On September 24, 2021, the Company closed its IPO of 25,000,000 shares of Class A common stock at a price to the public of $40.00 per share, which included the full exercise of the underwriters’ option to purchase additional shares. The gross proceeds from the IPO were $1 billion before deducting underwriting discounts and commissions and other offering expenses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Toast, Inc.

3.2	Second Amended and Restated Bylaws of Toast, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOAST, INC.

Date: September 27, 2021	By:	/s/ Christopher P. Comparato
Christopher P. Comparato
Chief Executive Officer